UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                February 25, 2004
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)


     Delaware                     0-29279                       16-1550742
     --------                     -------                       ----------
 (State or other           (Commission File Number)        (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation
  or organization)

            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)









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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c )Exhibits.

         99.1 Press Release, dated February 25, 2004, announcing Choice One's full year and fourth quarter results for the year and three months, respectively, ended
                December 31, 2003.

ITEM 12. OTHER INFORMATION.

         The following information is furnished as required by Item 12.

         On February 25, 2004, the Company issued a press release announcing its full year and fourth quarter results for the year and three months, respectively, ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.










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



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHOICE ONE COMMUNICATIONS INC.

Dated: February 25, 2004        By:    /s/ Ajay Sabherwal
                                       -------------------------------------
                                Name:    Ajay Sabherwal
                                Title:   Executive Vice President, Finance and
                                         Chief Financial Officer

















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